
UMC
PROVIDENCE

GRIFFIN-AMERICAN HEALTHCARE REIT III

Trilogy Acquisition Analysis

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to the success and completion of the Trilogy acquisition, the increase in the size of the company's portfolio, the company's financial condition and portfolio metrics, the impact of the Trilogy acquisition to the company's operations and portfolio and the successful acquisition of the company's pipeline assets. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments; the satisfactory completion of financing and other requirements to complete the Trilogy acquisition; uncertainties relating to the local economies where our real estate investments are located; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of recent healthcare legislation; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company's periodic reports, as filed with the U.S. Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

Portfolio Snapshot

	Existing Portfolio (including pipeline[1])	Trilogy Acquisition	Pro Forma Combined
Gross Real Estate Assets/PropCo (Based on Purchase Price)	$1,179.9	$703.7[2,3]	$1,883.6
Ancillary/OpCo	-	103.4[2]	103.4
Debt Investment	147.8	-	147.8
Total Investment	**$1,327.7**	**$807.1[2]**	**$2,134.8**
Total Square Feet	4,510,329	5,503,587[4]	10,013,916
Percent Leased – Non-RIDEA	94.5%	-	94.5%
Percent Leased – RIDEA	87.2%	88.1%	88.0%
Number of Buildings	81	96[5]	177
Portfolio Allocation (Based on Purchase Price)			
• Medical Office Buildings (MOBs)	41.7%	-	26.0%
• Skilled Nursing Facilities (SNFs)	3.0%	-	1.9%
• Senior Housing	11.3%	-	7.0%
• Senior Housing - RIDEA	22.1%	-	13.7%
• Hospitals	10.8%	-	6.7%
• Debt Investments	11.1%	-	6.9%
• Trilogy Health Services	-	100%	37.8%
Trilogy			
• Integrated Campuses[6]	-	76.9%	29.1%
• Trilogy SNF	-	10.3%	3.9%
• Ancillary/OpCo	-	12.8%	4.8%
Total Number of States	26 + UK	4	27 + UK
Top Five States Concentration[7]	50.1%	100.0%	59.4%
Top Five States[7]	TX, PA, NC, IN, NE	IN, OH, MI, KY	IN, TX, OH, PA, MI
Portfolio Leverage	5.8%	42.4%	20.4%
Cost of Debt	4.7%	4.9%	4.9%
Avg. Cap Rate[8]	7.35%	7.35%[9]	7.35%

(1) *Comprised of prospective real estate and debt investment acquisitions for which the company has executed letters of intent and/or purchase and sale agreements as of Aug. 31, 2015. These prospective acquisitions are subject to substantial closing conditions and the satisfaction of other requirements as detailed in the agreements. Accordingly, some or all of these pending transactions may not occur.*
(2) *Reflects GAHR III's 70% share of the joint venture, and excludes Trilogy management's rollover investment of approximately $24 million.*
(3) *Includes $594 million of gross real estate assets and $109 million of value related to leased assets with near-term purchase options and other leased assets expected to be purchased over time.*
(4) *Square footage reflects 82 consolidated assets.*
(5) *Trilogy property count includes 82 consolidated assets and 14 JV assets. 53 assets will be purchased at closing with others to follow via purchase options.*
(6) *Trilogy Integrated Campuses comprise purpose-built healthcare facilities with distinct skilled nursing and seniors housing sections, including dedicated sections for memory care. A number of campuses also include adjoining independent living villas.*
(7) Based on purchase price of real estate assets. *(8) Calculated as of Aug. 30, 2015 for "pipeline" and Trilogy; as of acquisition date for existing portfolio. (9) Reflects cap rate of 51 owned assets*

Portfolio Overview (including "pipeline" and Trilogy assets)

Assumes the successful acquisition of all assets within the Griffin-American Healthcare REIT III "pipeline" and Trilogy.

ASSETS UNDER MANAGEMENT:

$2.1 Billion[(1)]

STATES:

26 + UK

PERCENT LEASED:

Non-RIDEA: 94.5%

RIDEA: 88.0%


LEGEND
Medical Office Buildings
Hospitals
Skilled Nursing Facilities
Senior Housing Facilities
Senior Housing - RIDEA
Trilogy

(1) Based on purchase price.

Portfolio Snapshot

Existing Portfolio (incl. "pipeline") + **Trilogy Acquisition (1)(2)** = **Pro Forma Combined**



SNF
3.0%
Hospitals
10.8%
MOB
41.7%
Senior Housing - RIDEA
22.1%
Senior Housing
11.3%
Debt
11.1%



Integrated Senior Campuses
76.9%
SNF
10.3%
Ancillary
12.8%



Ancillary
4.8%
SNF
3.9%
SNF
1.9%
TRILOGY
Integrated Senior Campuses
29.1%
Hospitals
6.7%
MOB
26.0%
Senior Housing - RIDEA
13.7%
Senior Housing
7.0%
Debt
6.9%

Asset Type	$	%
MOB	$553.9	41.7%
Senior Housing (RIDEA)	292.5	22.1%
Senior Housing	149.9	11.3%
Hospitals	143.6	10.8%
Debt	147.8	11.1%
SNF	40.0	3.0%
Total	**$1,327.7**	**100.0%**

Asset Type	$	%
Integrated Senior Campuses	$621.1	76.9%
SNF	82.6	10.3%
Subtotal Gross Real Estate	$703.7	87.2%
Ancillary/OpCo	$103.4	12.8%
Total	**$807.1**	**100.0%**

Asset Type	$	%
Trilogy	$807.1	37.8%
MOB	553.9	26.0%
Senior Housing (RIDEA)	292.5	13.7%
Senior Housing	149.9	7.0%
Hospitals	143.6	6.7%
Debt	147.8	6.9%
SNF	40.0	1.9%
Total	**$2,134.8**	**100.0%**

Charts represent investment based on purchase price, inclusive of pipeline assets.

(1) Reflects GAHR III's 70% share and excludes Trilogy management's approximately $24 million rollover investment.

(2) Value across Trilogy asset types is allocated based on bed count.

GAHR III Pro Forma Combined Asset Overview

	9/30/2015	CY 2015	CY 2016	CY 2017	CY 2018	CY 2019
Trilogy – Beginning of Period	$594.0	$594.0	$606.7	$679.7	$732.9	$811.3
Purchase Options[1]		-	52.9	35.5	51.6	92.8
Development[2]		12.7	20.1	17.7	26.8	-
Total[3]	**$594.0**	**$606.7**	**$679.7**	**$732.9**	**$811.3**	**$904.0**



Trilogy - BOP
Purchase Options
Development
$1,000.0
$900.0
$800.0
$700.0
$600.0
$500.0
$400.0
$300.0
$200.0
$100.0
-
9/30/2015
CY 2015
CY 2016
CY 2017
CY 2018
CY 2019

Note: Trilogy projections reflect GAHR III's 70 percent interest only.

(1) Reflects contractual purchase options for 26 campuses and six campuses expected to be purchased over time for an estimated total gross price of $232.8m. There can be no assurance that such purchase options will be exercised in the time frame presented, or at all, due to the satisfaction of certain conditions to be met.

(2) Reflects development of 10 campuses and 10 villa expansions for an estimated total gross price of $77.2m.

(3) Reflects GAHR III's 70% joint venture interest and excludes Trilogy management's approximately $24 million rollover investment.

GAHR III Pro Forma Combined Portfolio Composition

Lease Type[1]



Triple Net Lease (NNN) 14.4%
Single Tenant Bond Net 17.4%
RIDEA 50.1%
Other 18.1%

Acquisition Sourcing



Seller Direct 6.0%
Listed 25.3%
Unlisted 68.7%

Single / Multi Tenant (MOBs) [1]



Single Tenant 12.2%
Multi Tenant 87.8%

On / Off Campus (MOBs) [1]



On Campus 38.2%
Off Campus 21.1%
Affiliated Off Campus 40.7%

Note: Charts represent investment based on purchase price, inclusive of pipeline assets and GAHR III's 70% share of the joint venture.
(1) Excludes allocation of existing and pipeline debt investments.

GAHR III Lease Expiration Schedule


Rent
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
-
2.2%
3.9%
5.4%
8.9%
10.4%
2.6%
6.8%
5.9%
3.1%
50.7%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024+


Gross Leasable Area
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
-
3.4%
5.2%
6.6%
9.1%
11.8%
3.1%
9.4%
6.4%
4.1%
41.0%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024+

Excludes assets held under a RIDEA structure.

Trilogy Overview

Company Overview

- Trilogy operates 96 properties with more than 10,000 beds across 4 states (IN, KY, MI and OH).
- Of the 96 properties, 53 are owned, 16 are leased with purchase options, 6 are leased and expected to be purchased over time, 14 are leased pursuant to joint ventures including 1 with a purchase option, and the remaining 7 are leased.
- The company's purpose-built portfolio includes 83 integrated senior campuses and 13 SNF properties with an average age of less than 7 years.
- "Best in class" operating culture led by highly regarded management team. Operations characterized by industry leading census quality mix of approximately 80% and stable occupancy in excess of 92%.
- Trilogy also owns an institutional pharmacy business and a therapy company, both providing services to Trilogy and 3rd party clients.
- Randy Bufford, CEO of Trilogy, has a successful history of generating strong returns for institutional partners.

Transaction Overview

- Transaction contemplates the acquisition of Trilogy for $1.125 billion, including the assumption of $205.1 million of debt.
- Pursuant to the Transaction, GAHR III and NorthStar Healthcare Income ("NHI") will form a joint venture (70% GAHR III / 30% NHI) that will own 96.4% of Trilogy with the remaining 3.6% retained by Trilogy management. GAHR III will effectively own a 67.5% interest in Trilogy.
- Trilogy will be bifurcated into PropCo, OpCo and EIK pursuant to a RIDEA transaction. PropCo will initially own 53 properties. OpCo will operate all 96 properties and will own the ancillary businesses.

Trilogy Historical Q-Mix*



100.0%
90.0%
80.0%
70.0%
60.0%
2007
2008
2009
2010
2011
2012
2013
2014
2015
Census/Bed Occupancy
Revenue

* "Q-Mix" refers to the "quality mix" of total gross revenue derived from Medicare, private insurance and private pay (i.e., non-Medicaid reimbursement).

Trilogy Track Record

Corresponding growth of senior living units and skilled nursing beds reflects underlying expansion of campus footprint



Campuses
2007 – 2015 Compound Annual Growth Rate 10.0%
42
50
55
63
67
72
76
82
99
2007
2008
2009
2010
2011
2012
2013
2014
2015 (est.)
Senior Living Units
2007 – 2015 Compound Annual Growth Rate 13.7%
1,251
1,535
1,808
2,067
2,279
2,652
2,810
3,127
3,972
2007
2008
2009
2010
2011
2012
2013
2014
2015 (est.)
Skilled Nursing Beds
2007 – 2015 Compound Annual Growth Rate 8.14%
3,273
3,543
4,258
4,650
4,691
5,013
5,168
5,542
6,622
2007
2008
2009
2010
2011
2012
2013
2014
2015 (est.)

Trilogy Track Record

Consistent expansion of operational footprint results in strong track record of financial growth

Revenue


2007 – 2015 Compound Annual Growth Rate 12.5%
$258
$321
$419
$456
$501
$540
$613
$667
$746
2007
2008
2009
2010
2011
2012
2013
2014
2015 (est.)

EBITDA


2007 – 2015 Compound Annual Growth Rate 16.9%
$22
$32
$49
$50
$56
$52
$61
$74
$90
2007
2008
2009
2010
2011
2012
2013
2014
2015 (est.)

Trilogy Regulatory Snapshot

The competition to develop new nursing campuses has generally been limited given high regulatory barriers. Trilogy has focused development in states with statutory certificate of need ("CON") restrictions or licensing moratoriums that limit competitive pressure by inhibiting the addition of new capacity.

Indiana

- Not a CON state; 515 facilities; 50,615 beds
  - Imposed a moratorium on the licensing of additional Medicaid funded-beds
  - Implemented July 2011 and ended July 2014
  - Trilogy's construction projects during this time were "grandfathered" in the program or beds were relocated from existing facilities
- Indiana Medicaid (cost-based) is partially funded through provider taxes
  - Bed tax is $16.37 for non-Medicare census from prior year cost report
- More than 90% of facilities partner with local hospitals, allowing for participation in state's inter-governmental transfer program ("IGT"), yielding increased Medicaid PPD for skilled nursing beds

Michigan

- CON state; 430 facilities; 48,185 beds
- Average age of facilities: 35-40 years
- Michigan Medicaid (cost-based) is heavily funded through provider taxes
  - Current rate is approximately $23.70 per non-Medicare patient day from prior year cost report
- Pilot programs underway to encourage new development

Ohio

- CON State; 976 facilities; 92,000 beds
- Average age of facilities: 25 years
- Imposed a moratorium on the construction of new facilities with new beds
- Ohio Medicaid is partially funded through provider taxes
  - Rate is $12.06 per licensed bed per day
  - Price based system effective 7/1/06

Kentucky

- CON state; 293 facilities; 26,041 beds
- Average age of facilities: 30-35 years
- Kentucky Medicaid (price-based) is partially funded through provider taxes
  - Calculated monthly using that month's current non-Medicare census
  - Rate is $12.85 per non-Medicare census day
  - No charges are anticipated to the current program in the near future